Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 3
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 17, 2009, is entered into among HBI RECEIVABLES LLC, as seller (“Seller”), HANESBRANDS INC., in its capacity as servicer (in such capacity, the “Servicer”), the Committed Purchasers party hereto, the Conduit Purchasers party hereto, the Managing Agents party hereto, and HSBC SECURITIES (USA) INC. (“HSBC”), as assignee of JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of November 27, 2007 among Seller, Servicer, the Committed Purchasers, the Conduit Purchasers and the Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).
          B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:
     (a) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions of “Default Ratio” and “Loss-to-Liquidation Ratio” and replace them with the following:
     "Default Ratio” means, at any time, a percentage equal to (i) the sum of (a) the aggregate Outstanding Balance of all Receivables that became Charged-Off Receivables (other than the Charged-Off Receivables as described in clause (i) of the definition thereof) during the most recently ended Calendar Month that were less than 61 days past the original due date and (b) the aggregate Outstanding Balance of all Receivables as to which (A) any payment, or part thereof, remains unpaid for 61 days to 90 days past the original due date as of the last day of such Calendar Month and (B) did not become Charged-Off Receivables (other than the Charged-Off Receivables as described in clause (i) of the definition thereof) prior to the day that was 61 days past the original due date, divided by (ii) the aggregate Original Balance of all Receivables generated by Originator during the Calendar Month ending three (3) Calendar Months prior to such Calendar Month.

     "Loss-to-Liquidation Ratio” means, at any time, a percentage equal to (i) the sum of (A) the aggregate Outstanding Balance of all Receivables that became Charged-Off Receivables (other than the Charged-Off Receivables as described in clause (i) of the definition thereof) during the most recently ended Calendar Month that were not also Delinquent Receivables as of the date that such Receivables became Charged-Off Receivables (other than the Charged-Off Receivables as described in clause (i) of the definition thereof) and (B) the aggregate Outstanding Balance of all Delinquent Receivables that were not also Defaulted Receivables as of the last day of such Calendar Month divided by (ii) the aggregate amount of Collections during such Calendar Month.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) It has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
     (b) On the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed 100%.
     SECTION 3. Conditions Precedent; Retroactive Effect. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received five (5) counterpart signature pages to each of this Amendment executed by each of the parties hereto. Notwithstanding anything to the contrary herein or in the Purchase Agreement, once this Amendment becomes effective, it shall be deemed effective as of November 27, 2007, and, for all purposes and for all periods from and after November 27, 2007, the terms “Default Ratio” and “Loss-to-Liquidation Ratio” shall be deemed to have been accurately calculated to the extent calculated as set forth herein.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith,

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shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent, the Managing Agents or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HBI RECEIVABLES LLC

By:	/s/ Richard D. Moss

Name: Richard D. Moss Title: President and Chief Executive Officer

HANESBRANDS INC., as Servicer

By:	/s/ Richard D. Moss

Name: Richard D. Moss Title: Senior Vice President and Treasurer
Signature Page
to
Amendment No. 3 to RPA

BRYANT PARK FUNDING LLC, as a Conduit Purchaser

By:	/s/ Damian A. Perez

Name: Damian A. Perez Title: Vice President

HSBC SECURITIES (USA) Inc., as a Managing Agent and Agent

By:	/s/ Suzanna Baird

Name: Suzanna Baird Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Catherine Dong

Name: Catherine Dong Title: ID #15811
Signature Page
to
Amendment No. 3 to RPA

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn Title: Vice President

PNC BANK, N.A., as a Committed Purchaser and as a Managing Agent

By:	/s/ Robyn A. Reeher

Name: Robyn A. Reeher Title: Vice President
Signature Page
to
Amendment No. 3 to RPA